EXHIBIT 10.4

[Execution]

AMENDMENT NO. 3 TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of November 21, 2017 (this “Amendment No. 3”), by and among SpartanNash Company, a Michigan corporation, formerly known as Spartan Stores, Inc. (“Parent”), Spartan Stores Distribution, LLC, a Michigan limited liability company (“Stores Distribution”), Market Development, LLC, a Michigan limited liability company (“MDC”), SpartanNash Associates, LLC, a Michigan limited liability company (“Associates”), Family Fare, LLC, a Michigan limited liability company (“Family Fare”), MSFC, LLC, a Michigan limited liability company (“MSFC”), Seaway Food Town, Inc., a Michigan corporation (“Seaway”), The Pharm of Michigan, Inc., a Michigan corporation (“Pharm”), Valley Farm Distributing Co., an Ohio corporation (“Valley Farm”), Gruber’s Real Estate, LLC, a Michigan limited liability company (“Gruber RE”), Prevo’s Family Markets, Inc., a Michigan corporation (“Prevo”), Custer Pharmacy, Inc., a Michigan corporation (“Custer”), Spartan Properties Management, Inc. (formerly known as Buckeye Real Estate Management Co.), an Ohio corporation (“SPM”), Spartan Stores Fuel, LLC, a Michigan limited liability company (“Spartan Fuel”), Nash-Finch Company, a Delaware corporation, as surviving corporation of the merger with SS Delaware, Inc. (“Nash-Finch”), Pique Brands, Inc., a Delaware corporation, formerly known as Nash Brothers Trading Company, a Delaware corporation (“Pique”), T.J. Morris Company, a Georgia corporation (“T.J. Morris”), Super Food Services, Inc., a Delaware corporation (“Super Food”), U Save Foods, Inc., a Nebraska corporation (“U Save”), Hinky Dinky Supermarkets, Inc., a Nebraska corporation (“Hinky Dinky”), GTL Truck Lines, Inc., a Nebraska corporation (“GTL”), Erickson’s Diversified Corporation, a Wisconsin corporation (“Erickson’s”), MDV SpartanNash, LLC, a Delaware limited liability company (“MDV”, and together with Parent, Stores Distribution, MDC, Associates, Family Fare, MSFC, Seaway, Pharm, Valley Farm, Gruber RE, Prevo, Custer, SPM, Spartan Fuel, Nash-Finch, Pique, T.J. Morris, Super Food, U Save, Hinky Dinky, GTL and Erickson’s, each individually a “Borrower” and collectively, “Borrowers”) and any Person that at any time becomes a party to the Loan Agreement as a guarantor (each individually a “Guarantor” and collectively, “Guarantors”), the parties to the Loan Agreement (as hereinafter defined) from time to time as lenders (each individually, a “Lender” and collectively, “Lenders”) and Wells Fargo Capital Finance, LLC, a Delaware limited liability company, in its capacity as agent for Lenders (in such capacity, “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, Borrowers and Guarantors have entered into financing arrangements with Agent and Lenders pursuant to which Lenders (or Administrative Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated as of November 19, 2013, by and among Borrowers, Guarantors, Agent and Lenders, as amended by Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated January 9, 2015, and Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated

December 20, 2016 (as the same now exists and is amended and supplemented pursuant hereto and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the other Financing Agreements; and

WHEREAS, Borrowers and Guarantors have requested that Administrative Agent and Lenders agree to certain amendments to the Loan Agreement, and Administrative Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions herein; and

WHEREAS, by this Amendment No. 3, Borrowers, Guarantors, Administrative Agent and Lenders desire and intend to evidence such amendments;

NOW THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions.

(a)Additional Definitions.  The Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, each of the following definitions:

(i)“Amendment No. 3” shall mean Amendment No. 3 to Amended and Restated Loan and Security Agreement, dated as of November 21, 2017, by and among Borrowers, Guarantors, Administrative Agent and Lenders, as amended, modified, supplemented, extended, renewed, restated or replaced.

(ii)“Investment Grade” means ratings of BBB- and Baa3 or better by Standard & Poor’s Rating Group and Moody’s Investors Service, Inc., respectively, of long-term non-enhanced senior unsecured debt.

(b)Amendments to Definitions.

(i)The definition of “Eligible Accounts” set forth in the Loan Agreement is hereby amended by deleting clause (m) thereof in its entirety and replacing it with the following:

“(m) (i) the aggregate amount of such Accounts owing by a single Account Debtor that is not an Investment Grade Account Debtor do not constitute more than twenty (20%) percent of the aggregate amount of all otherwise Eligible Accounts and Eligible Military Receivables of Borrowers, and (ii) the aggregate amount of such Accounts owing by a single Investment Grade Account Debtor do not constitute more than twenty-five (25%) percent of the aggregate amount of all otherwise Eligible Accounts and Eligible Military Receivables of Borrowers (but, in each case, the portion of such Accounts not in excess of the applicable percentages may be deemed Eligible Accounts);”

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(ii)The definition of “Eligible Military Receivables” set forth in the Loan Agreement is hereby amended by deleting each of clauses (g) and (n) thereof in its entirety and replacing the respective clause with the following:

“(g)  Military Receivables which are owed by any Affiliate of any Borrower or Guarantor;”

“(n)  (i) Military Receivables due from an Account Debtor and its Affiliates that is not an Investment Grade Account Debtor, the aggregate of which Military Receivables and Non-Military Receivables due from such Account Debtor and its Affiliates represents more than twenty (20%) percent of all then outstanding Military Receivables and Non-Military Receivables owed to the Borrowers and (ii) Military Receivables due from a single Investment Grade Account Debtor and its Affiliates, the aggregate of which Military Receivables and Non-Military Receivables due from such Account Debtor and its Affiliates represents more than twenty-five (25%) percent of all then outstanding Military Receivables and Non-Military Receivables owed to the Borrowers (but, in each case, the portion of such Military Receivables of Borrowers not in excess of the applicable percentages may be deemed Eligible Military Receivables);”

(c)Interpretation.  For purposes of this Amendment No. 3, unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings assigned to such terms in the Loan Agreement.

2.Representations and Warranties.  Each Borrower and Guarantor hereby represents and warrants to Administrative Agent and Lenders the following (which shall survive the execution and delivery of this Amendment No. 3), the truth and accuracy of which are a continuing condition of the making of Loans and providing Letter of Credit Accommodations to Borrowers:

(a)This Amendment No. 3 and each other agreement or instrument to be executed and delivered by the Borrowers and Guarantors pursuant hereto have been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders, members and managers and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each of the Borrowers and Guarantors, as the case may be, contained herein and therein, constitute the legal, valid and binding obligations of each of the Borrowers and Guarantors, respectively, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(b)The execution, delivery and performance of this Amendment No. 3 (a) are all within each Borrower’s and Guarantor’s corporate or limited liability company powers and (b)

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are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound.

(c)All of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such date.

(d)Each Borrower and each Guarantor, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Borrower or Guarantor grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Financing Agreements to which it is a party (after giving effect hereto) and (ii) to the extent such Borrower or Guarantor granted liens on or security interests in any of its property pursuant to any such Financing Agreement as security for or otherwise guaranteed the Obligations under or with respect to the Financing Agreements, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.

(e)No Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment No. 3, or would result after giving effect thereto.

3.Condition Precedent.  The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Administrative Agent:

(a)receipt by Administrative Agent of counterparts of this Amendment No. 3, duly authorized, executed and delivered by the parties hereto (including all Lenders required for the amendments provided for herein);

(b)receipt by Administrative Agent of a true and correct copy of any consent, waiver or approval (if any) to or of this Amendment No. 3, which any Borrower is required to obtain from any other Person; and

(c)no Default or Event of Default shall exist or have occurred and be continuing as of the date of this Amendment No. 3, or would result after giving effect thereto.

4.Effect of this Amendment.  Except as expressly amended pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and, in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all

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parties hereto as of the effective date hereof.  To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 3, the provisions of this Amendment No. 3 shall control.  By executing this Amendment No. 3, each Borrower and each Guarantor is deemed to execute the Loan Agreement and to be bound by the terms and conditions thereof.

5.Further Assurances.  Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Administrative Agent to effectuate the provisions and purposes of this Amendment No. 3.

6.Governing Law.  The validity, interpretation and enforcement of this Amendment No. 3 and the other Financing Agreements (except as otherwise provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Illinois.

7.Binding Effect.  This Amendment No. 3 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

8.Headings.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 3.

9.Counterparts.  This Amendment No. 3 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment No. 3 by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment No. 3.  Any party delivering an executed counterpart of this Amendment No. 3 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their authorized officers as of the day and year first above written.

ADMINISTRATIVE AGENT WELLS FARGO CAPITAL FINANCE, LLC, as Administrative Agent By:__________________________________ Title:________________________________	BORROWERS SPARTANNASH COMPANY, formerly known as Spartan Stores, Inc. By: /s/Mark E. Shamber Title: Executive Vice President and CFO
[Signature Page to Amendment No. 3 (Spartan)]

SPARTAN STORES DISTRIBUTION, LLC
MARKET DEVELOPMENT, LLC
SPARTANNASH ASSOCIATES, LLC
FAMILY FARE, LLC
MSFC, LLC
SEAWAY FOOD TOWN, INC.
THE PHARM OF MICHIGAN, INC.
VALLEY FARM DISTRIBUTING CO.
GRUBER’S REAL ESTATE, LLC
PREVO’S FAMILY MARKETS, INC.
CUSTER PHARMACY, INC.
SPARTAN PROPERTIES MANAGEMENT, INC.
SPARTAN STORES FUEL, LLC

By: /s/Mark E. Shamber

Title: Executive Vice President and CFO

NASH-FINCH COMPANY

PIQUE BRANDS, INC.

T.J. MORRIS COMPANY

SUPER FOOD SERVICES, INC.

U SAVE FOODS, INC.

HINKY DINKY SUPERMARKETS, INC.

GTL TRUCK LINES, INC.

ERICKSON’S DIVERSIFIED CORPORATION

MDV SPARTANNASH, LLC

By: /s/Mark E. Shamber

Title: Executive Vice President and CFO

[Signature Page to Amendment No. 3 (Spartan)]

LENDERS WELLS FARGO CAPITAL FINANCE, LLC, as a Lender By:__________________________________ Title:________________________________

[Signature Page to Amendment No. 3 (Spartan)]

BANK OF AMERICA, N.A.,
as a Lender

By:

Name:

Title:

[Signature Page to Amendment No. 3 (Spartan)]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:

Name:

Title:

[Signature Page to Amendment No. 3 (Spartan)]

BMO HARRIS BANK N.A.,
as a Lender

By:

Name:

Title:

[Signature Page to Amendment No. 3 (Spartan)]

FIFTH THIRD BANK,
as a Lender

By:

Name:

Title:

[Signature Page to Amendment No. 3 (Spartan)]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:

Name:

Title:

[Signature Page to Amendment No. 3 (Spartan)]

CITIZENS BUSINESS CAPITAL, A DIVISION OF CITIZENS BANK, N.A.,
as a Lender

By:

Name:

Title:

[Signature Page to Amendment No. 3 (Spartan)]

MUFG UNION BANK, N.A., as a Lender

By:

Name:

Title:

[Signature Page to Amendment No. 3 (Spartan)]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:

Name:

Title:

[Signature Page to Amendment No. 3 (Spartan)]